Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated July 6, 2012

To

Prospectus dated April 27, 2012

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012 (the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Cover Page

The third paragraph on the cover page of the Prospectus is amended by replacing the third sentence thereof with the following:

Also, if our net asset value per share declines below 97.5% of the public offering price, net of sales load, then, subject to certain conditions, we may suspend selling shares until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

About this Prospectus

The “About this Prospectus” section of the Prospectus is amended by replacing the second paragraph thereof with the following:

In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of directors determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

Risk Factors

The subsection captioned “The price that the investor pays for our shares may not reflect the current net asset value of our company at the time of his or her subscription” in the “Risk Factors” section of the Prospectus is amended by replacing the last paragraph thereof with the following:

In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of directors determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.